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                                                                   Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 FEBRUARY 1997

                     For Travelers Mortgage Services, Inc.
                                 Series 1996-7

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between Travelers Mortgage Services, Inc. ("TMSI") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, GE Capital Mortgage Services, Inc. ("GECMSI") , hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

          Class 7-A ........................................    $   13.53247952
                                                                ---------------
          Class 7-R ........................................    $    0.00000000
                                                                ---------------

          Principal Prepayments included in the above principal distribution (including Principal
          Balances of Defaulted Mortgage Loans, Designated
          Loans and Defective which are being distributed on this Distribution Date):

          Class 7-A ........................................    $   12.29197075
                                                                ---------------
          Class 7-R ........................................    $    0.00000000
                                                                ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

          Class 7-A ........................................    $    6.38283109
                                                                ---------------
          Class 7-R ........................................    $    0.00000000
                                                                ---------------

     iii) The amount of such distribution allocable to
          Stripped Interest: ...............................    $     54,354.53
                                                                ---------------


     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution: .................................    $    0.39420084
                                                                ---------------

The amounts below are for the aggregate of all certificates.

     v)   The aggregate Principal Balances of the Mortgage
          Loans on such Distribution Date after giving
          effect to all principal distributions made on such
          date: ............................................    $116,941,399.97
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth above: ...........                464
                                                                ---------------

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                       Aggregate Principal Balance Single Certificate Balance

                    Class 7-A .....      $116,941,399.97               792.72
                                         ---------------      ---------------
                    Class 7-R .....      $          0.00                 0.00
                                         ---------------      ---------------

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     vii) The Pay-out Rate applicable to each Class of
          Certificates

          Class 7-A ........................................         9.50000001%
                                                                ---------------
          Class 7-R ........................................         0.00000000%
                                                                ---------------

    viii) The book value of any real estate acquired on
          behalf of Certificateholders .....................    $    253,231.35
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth above ............                  1
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the opening of business on the related Determination

          Date, were

         (a)  delinquent
            (1)  30-59 days
             Number                17       Principal Balance      4,015,709.33
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 0       Principal Balance              0.00
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 4       Principal Balance      1,332,651.37
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                22       Principal Balance      5,492,091.85
                      ---------------                           ---------------

     x)   The amount of coverage under the Pool Policy as of
          the close of business on the applicable
          Determination Date ...............................    $  9,047,363.64
                                                                ---------------

     xi)  The amount of coverage under the Special Hazard
          Insurance Policy as of the close of business on
          the applicable Determination Date ................    $  1,939,926.00
                                                                ---------------

     xii) The Current Bankruptcy Amount as of the close of
          business on the applicable Determination Date ....    $    100,000.00
                                                                ---------------